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                                                                   Exhibit 10.2

                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------

     This FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of April 5, 2000, by and among NMT Medical, Inc., a Delaware corporation ("NMT"), NMT Heart, Inc., a Delaware corporation, NMT Investments Corp., a Massachusetts corporation, NMT NeuroSciences (International), Inc., a Delaware corporation, NMT NeuroSciences (US), Inc., a Delaware corporation, NMT NeuroSciences (IP), Inc., a Delaware corporation, and NMT Neurosciences Innovasive Systems, Inc., a Florida corporation (collectively, the "Borrowers"), and Brown Brothers Harriman & Co. (the "Lender").

     WHEREAS, the Borrowers and the Lender are parties to a certain Credit Agreement dated as of September 13, 1999 (the "Credit Agreement") (capitalized terms which are not defined in this Amendment shall have their respective meanings specified in the Credit Agreement);

     WHEREAS, NMT and certain of its subsidiaries entered into purchase agreements pursuant to which Integra Selector Corporation and Integra Neurosciences Holdings (UK) Limited purchased on the date hereof, certain assets of, or the capital shares in, certain subsidiaries of NMT (the "Sale Transactions");

     WHEREAS, pursuant to a Waiver and Consent Agreement, dated as of March 20, 2000, by and among the Borrowers, the Lender, J.H. Whitney & Co. and Whitney Subordinated Debt Fund, L.P. (the "Waiver and Consent"), the Borrowers agreed to pay to the Lender such amount from the proceeds of the Sale Transactions as necessary to reduce the outstanding principal balance under the Credit Agreement to $2,000,000;

     WHEREAS, upon the reduction of the outstanding principal balance under the Credit Agreement to $2,000,000 as contemplated by the Waiver and Consent, the Borrowers and the Lender agreed to permanently reduce the Commitment to $2,000,000; and

     WHEREAS, the Borrowers and the Lender desire to amend the Credit Agreement to so reduce the Commitment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     Section 1.  Article I.  Article I of the Credit Agreement is hereby amended
                 ---------
by deleting the definition for "Commitment" and substituting therefor the following:

          " "Commitment" means the commitment of the Lender to make Revolving
             ----------
     Loans and to issue Letters of Credit hereunder. The initial amount of the Lender's Commitment is $2,000,000."

     Section 2.   Representations and Warranties.  The Borrowers hereby confirm
                  ------------------------------
to the Lender that the representations and warranties of the Borrowers set forth in Article III of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full, except to the extent that such representations and warranties are no longer true and correct as a result solely of the consummation of the Sale Transactions.

     Section 3.  No Default.  The Borrowers hereby acknowledge that there is no
                 ----------
Default or Event of Default existing under the Credit Agreement.

     Section 4.  No Other Changes.  Except as amended by this Amendment, the
                 ----------------
Credit Agreement remains in full force and effect.

     Section 5.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts each of which shall be an original with the same effect as if all of the signatures to this Amendment were upon the same instrument.

     Section 6.  Miscellaneous.  This Amendment shall be governed by and
                 -------------
construed and enforced under the laws of the Commonwealth of Massachusetts.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   NMT MEDICAL, INC.


                                   By: /s/ William J. Knight
                                      ----------------------
                                      Name:  William J. Knight
                                      Title: Vice President-Finance and
                                             Administration and Chief Financial
                                             Officer


                                   NMT HEART, INC.


                                   By: /s/ William J. Knight
                                      ----------------------
                                      Name:  William J. Knight
                                      Title: Treasurer and Secretary


                                   NMT INVESTMENTS CORP.


                                   By: /s/ William J. Knight
                                      ----------------------
                                      Name:  William J. Knight
                                      Title: Treasurer and Clerk


                                   NMT NEUROSCIENCES
                                   (INTERNATIONAL), INC.


                                   By: /s/ William J. Knight
                                      ----------------------
                                      Name:  William J. Knight
                                      Title: Treasurer and Secretary


                                   NMT NEUROSCIENCES (US), INC.


                                   By: /s/ William J. Knight
                                      ----------------------
                                      Name:  William J. Knight
                                      Title: Treasurer and Secretary

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

                                   NMT NEUROSCIENCES (IP), INC.


                                   By: /s/ William J. Knight
                                       ----------------------
                                       Name:  William J. Knight
                                       Title: Treasurer and Secretary



                                   NMT NEUROSCIENCES
                                   INNOVASIVE SYSTEMS, INC.


                                   By: /s/ William J. Knight
                                       ----------------------
                                       Name:  William J. Knight
                                       Title: Treasurer and Secretary



                                   BROWN BROTHERS HARRIMAN & CO.


                                   By: /s/ Louise A. Coughlan
                                       ----------------------
                                      Name:  Louise A. Coughlan
                                      Title: Senior Vice President

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